SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                               September 22, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.

             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                   001-8368                   51-0228924
          (State of            (Commission File No.)          (IRS Employer
        Incorporation)                                   Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200

              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable

                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

         The Company's reports on this matter contained in Form 10-K for the twelve months ended August 31, 1999; Form 10-Q for the quarters ended November 30, 1999, and February 28, 2000, and May 31, 2000, and Current Report on Form 8-K filed September 15, 2000 are incorporated herein by reference thereto.

         On September 22, 2000, The United States Court of Appeals for the Fourth Circuit denied Pinewood's motion for an injunction pending the appeal and granted Pinewood's motion to expedite the appeal.

         On September 25, 2000 Pinewood filed with DHEC a request for a permit modification increasing landfill capacity and concurrently filed a request for temporary authorization to continue waste disposal at the facility pending a DHEC decision on the requested permit modifications.

         At midnight on September 25, 2000, Pinewood suspended waste disposal in the landfill pending action by DHEC and/or court decision allowing continued waste disposal.

         On September 26, 2000, DHEC denied Pinewood's request for temporary authorization for continued waste disposal at its Pinewood landfill.

         On September 26, 2000, Pinewood petitioned DHEC, pursuant to applicable law, to institute rulemaking proceedings within thirty days to promulgate regulations, in precisely the same form as those promulgated by DHEC in 1995, which would allow utilization of various mechanisms, in lieu of a cash trust fund, to satisfy financial assurance obligations for possible environmental impairment. Under these regulations, owners or operators of hazardous waste facilities would have the following options to satisfy financial assurance for cleanup costs and/or restoration of environmental impairment: trust fund, surety bond, insurance, letter of credit, and corporate guaranty upon satisfying a financial test.

         If Pinewood does not obtain additional landfill capacity through administrative or legal proceedings or if Pinewood is required to provide financial assurance for possible cleanup costs and/or restoration of environmental impairment in the form of a cash trust fund, the result could have an adverse impact upon the Company's financial position.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SAFETY-KLEEN CORP.



Date:  October 11, 2000                 By:  /s/ Henry H. Taylor
                                                  -------------------
                                             Henry H. Taylor
                                             Vice President, General Counsel and
                                             Secretary